John Hancock Funds III

John Hancock Rainier Growth Fund (the “Fund”)

Supplement dated 4–10–13 to the Summary Prospectus dated 7–1–12, as supplemented

Effective March 31, 2013, Daniel Brewer has left Rainier Investment Management, Inc. and is no longer a portfolio manager of the Fund. Effective immediately, Michael Emery, CFA is named a portfolio manager of the Fund and Mark Broughton and Peter Musser are no longer named portfolio managers of the Fund but remain on the Fund's investment management team. Mark Dawson and James Margard will continue to serve as senior portfolio managers of the Fund. All references and information relating to Messrs. Brewer, Broughton and Musser are hereby deleted and the information under the “Portfolio management” heading is amended and restated as follows:

Mark H. Dawson, CFA	Michael Emery, CFA	James R. Margard, CFA
Senior portfolio manager	Senior portfolio manager	Senior portfolio manager
On fund team since inception	On fund team since 2008	On fund team since inception

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.